                              Attachment to Form 3

     Pursuant to Instruction 5(b)(v) of the General Instructions to Form 3, this
Form 3 is also being filed on behalf of the Reporting Persons set forth below.
All of the information set forth in the attached Form 3 for Jonathan S. Lavine is the same for the Reporting Persons set forth below unless otherwise noted.

                       TABLE I: Non-Derivative Securities

                                                           Ownership
                                                            Form of
                                                           Derivative
                                                           Security:
                                                             Direct   Nature of
                                              Amount or      (D) or   Indirect
                                                Number      Indirect  Beneficial
Name and Address of Reporting Person          of Shares       (I)     Ownership
---------------------------------------------------------------------------------
BCM Capital Partners, L.P.                      518,967        D
Sankaty High Yield Partners II, L.P.            174,719        D
Sankaty High Yield Partners III, L.P.           174,719        D
Sankaty Credit Opportunities, L.P.              174,719        D
Bain Capital Mezzanine Partners, L.P.           518,967        I         (2)
Sankaty High Yield Asset Investors II, LLC      174,719        I         (3)
Sankaty High Yield Asset Investors III, LLC     174,719        I         (4)
Sankaty Credit Opportunities Investors, LLC     174,719        I         (5)
Sankaty Investors, LLC                          518,967        I         (2)
Sankaty Investors II, LLC                       174,719        I         (3)
Sankaty Investors III, LLC                      174,719        I         (4)
Sankaty Credit Member, LLC                      174,719        I         (5)
Bain Capital Fund IV, L.P.                   11,059,221        I         (6)
Information Partners                            389,331        I         (6)
BCIP Associates                                 641,116        I         (6)
BCIP Trust Associates, L.P.                     380,700        I         (6)
Bain Capital Partners V, L.P.                 7,694,938        I         (6)
BCIP Trust Associates II                          3,942        I         (6)
BCIP Trust Associates II-B                        1,244        I         (6)

                    Signature of Reporting Persons:

                    SANKATY INVESTORS, LLC, for itself, on behalf of itself in its capacity as general partner of Bain Capital V Mezzanine
                    Partners, L.P., and on behalf of Bain Capital V Mezzanine
                    Partners, L.P. in its capacity as general partner of BCM
                    Capital Partners, L.P.

                    SANKATY INVESTORS II, LLC, for itself, on behalf of itself in its capacity as managing member of Sankaty High Yield
                    Asset Investors II, LLC, and on behalf of Sankaty High Yield
                    Asset Investors II, LLC in its capacity as general partner of Sankaty High Yield Partners II, L.P.

                    SANKATY INVESTORS III, LLC, for itself, on behalf of itself in its capacity as managing member of Sankaty High Yield
                    Asset Investors III, LLC, and on behalf of Sankaty High
                    Yield Asset Investors III, LLC in its capacity as general
                    partner of Sankaty High Yield Partners III, L.P.

                    SANKATY CREDIT MEMBER, LLC, for itself, on behalf of itself in its capacity as managing member of Sankaty Credit
                    Opportunities Investors, LLC, and on behalf of Sankaty
                    Credit Opportunities Investors, LLC in its capacity as
                    general partner of Sankaty Credit Opportunities, L.P.

                   By: /s/ Jonathan S. Lavine
                   --------------------------
                   Name: Jonathan S. Lavine
                   Title:   Managing Director

                   By: /s/ Jonathan S. Lavine
                   --------------------------
                   Jonathan S. Lavine